Oppenheimer Corporate Bond Fund Summary Prospectus November 27, 2013
NYSE Ticker Symbols
Class A	OFIAX
Class C	OFICX
Class N	OFINX
Class Y	OFIYX
Class I	OFIIX

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus, Statement of Additional Information, Annual Report and other information about the Fund online at https://www.oppenheimerfunds.com/fund/CorporateBondFund. You can also get this information at no cost by calling 1.800.225.5677 or by sending an email request to: info@oppenheimerfunds.com.

The Fund's prospectus and Statement of Additional Information ("SAI"), both dated November 27, 2013, and through page 54 of its most recent Annual Report, dated July 31, 2013, are incorporated by reference into this Summary Prospectus. You can access the Fund's prospectus and SAI at https://www.oppenheimerfunds.com/fund/CorporateBondFund. The Fund's prospectus is also available from financial intermediaries who are authorized to sell Fund shares.

Investment Objective. The Fund seeks total return.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold or redeem shares of the Fund. You may qualify for sales charge discounts if you (or you and your spouse) invest, or agree to invest in the future, at least $50,000 in certain funds in the Oppenheimer family of funds. More information about these and other discounts is available from your financial professional and in the section "About Your Account" beginning on page 13 of the prospectus and in the sections "How to Buy Shares" beginning on page 57 and "Appendix A" in the Fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class N	Class Y	Class I
Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	4.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of original offering price or redemption proceeds)	None	1%	1%	None	None

Annual Fund Operating Expenses[1] (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class N	Class Y	Class I
Management Fees	0.45%	0.45%	0.45%	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	0.24%	1.00%	0.50%	None	None
Other Expenses	0.33%	0.33%	0.33%	0.33%	0.14%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.03%	1.79%	1.29%	0.79%	0.60%
Fee Waiver and/or Expense Reimbursement[2]	(0.03%)	(0.04%)	(0.04%)	(0.04%)	(0.05%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.00%	1.75%	1.25%	0.75%	0.55%
  Expenses have been restated to reflect current fees.
  After discussions with the Fund's Board, the Manager has contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit "Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement" (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, extraordinary expenses and certain other Fund expenses) to annual rates of 1.00% for Class A shares, 1.75% for Class C shares, 1.25% for Class N shares, 0.75% for Class Y shares, and 0.55% for Class I shares, as calculated on the daily net assets of the Fund.  After discussions with the Fund's Board, the Manager has contractually agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investments in funds managed by the Manager or its affiliates. Each of these fee waivers and/or expense reimbursements may not be amended or withdrawn for one year from the date of this prospectus, unless approved by the Board.

Example. The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a class of shares of the Fund for the time periods indicated.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows:

If shares are redeemed					If shares are not redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$573	$786	$1,017	$1,678	$573	$786	$1,017	$1,678
Class C	$279	$564	$974	$2,120	$179	$564	$974	$2,120
Class N	$228	$408	$708	$1,563	$128	$408	$708	$1,563
Class Y	$77	$249	$436	$978	$77	$249	$436	$978
Class I	$56	$188	$331	$747	$56	$188	$331	$747

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 135% of the average value of its portfolio.

Principal Investment Strategies. Under normal market conditions, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in corporate bonds (also referred to as corporate "debt securities" or "fixed-income securities"). Debt securities represent money borrowed by the issuer that must be repaid. The terms of a debt security specify the amount of principal, the interest rate or discount, and the time or times at which payments are due.

In selecting securities, the portfolio manager seeks "total return," which consists of income earned on the Fund's investments plus any capital appreciation from an increase in the price of a debt security as a result of decreases in interest rates or improving credit fundamentals for a particular issuer, security or sector. The portfolio manager looks for debt securities in market sectors that he believes offer attractive relative value and seeks to reduce volatility by maintaining a diversified portfolio.

The Fund may invest up to 40% of its net assets in foreign issuers, including issuers located in developing or emerging market countries.

The Fund will invest mainly in "investment grade" debt securities, which are those rated in one of the top four categories by nationally recognized statistical rating organizations such as Moody's or Standard & Poor's. The Fund may also invest up to 20% of its net assets in debt securities that are below investment-grade (commonly referred to as "junk bonds"), however it will not invest in securities that are in default at the time of purchase. The Fund may invest in rated or unrated securities. For unrated securities, the Sub-Adviser may internally assign ratings to certain of those securities after assessing their credit quality in categories similar to those of nationally recognized statistical rating organizations. The Fund may also invest in money market instruments and money market funds.

The Fund has no limitations on the range of maturities of the debt securities in which it can invest and it may hold bonds with short-, medium- or long-term maturities. The Fund seeks to maintain an average effective portfolio duration of approximately three to nine years, measured on a dollar-weighted basis. Because of market events and interest rate changes, the duration of the portfolio might not meet that target at all times.

The Fund may use "derivative" securities to seek increased returns or to try to manage investment risks. A derivative is an investment whose value depends on (or is derived from) the value of an underlying security, asset, interest rate, index or currency. Options, futures, swaps, interest-only and principal-only securities, "structured" notes and certain mortgage-related securities are examples of the types of derivatives the Fund can invest in.

The Fund may sell securities that no longer meet the above criteria.

Principal Risks. The price of the Fund's shares can go up and down substantially. The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests or because of poor investment selection, which could cause the Fund to underperform other funds with similar investment objectives. There is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them. These risks mean that you can lose money by investing in the Fund.

Main Risks of Debt Securities. Debt securities may be subject to credit risk, interest rate risk, duration risk, prepayment risk, reinvestment risk, extension risk and event risk. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. If an issuer fails to pay interest or repay principal, the Fund's income or share value might be reduced. Adverse news about an issuer or a downgrade in an issuer's credit rating, for any reason, can also reduce the market value of the issuer's securities. Interest rate risk is the risk that when prevailing interest rates fall, the values of already-issued debt securities generally rise; and when prevailing interest rates rise, the values of already-issued debt securities generally fall, and they may be worth less than the amount the Fund paid for them. When interest rates change, the values of longer-term debt securities usually change more than the values of shorter-term debt securities. When interest rates fall, debt securities may be repaid more quickly than expected and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as "prepayment risk."  When interest rates fall, the Fund may be required to reinvest the proceeds from a security's sale or redemption at a lower interest rate. This is referred to as "reinvestment risk". When interest rates rise, debt securities may be repaid more slowly than expected and the value of the Fund's holdings may fall sharply. This is referred to as "extension risk." Interest rate changes normally have different effects on variable or floating rate securities than they do on securities with fixed interest rates. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows. Duration risk is the risk that longer-duration debt securities will be more volatile and more likely to decline in price in a rising interest rate environment than shorter-duration debt securities. Event risk is the risk that an issuer could be subject to an event, such as a buyout or debt restructuring, that interferes with its ability to make timely interest and principal payments and cause the value of its debt securities to fall.

       Debt Securities Market Risks. Developments relating to subprime mortgages have adversely affected debt securities markets in the United States, Europe and elsewhere. The values of many types of debt securities have been reduced, including debt securities that are not related to mortgage loans. These developments have reduced the willingness of some lenders to extend credit and have made it more difficult for borrowers to obtain financing on attractive terms or at all. These developments also have had a negative effect on the broader economy. There is a risk that a lack of liquidity or other adverse credit market conditions may hamper the Fund's ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

Special Risks of Lower-Grade Securities. Lower-grade debt securities, whether rated or unrated, have greater risks than investment-grade securities. They may be subject to greater price fluctuations and have a greater risk that the issuer might not be able to pay interest and principal when due. The market for lower-grade securities may be less liquid and therefore they may be harder to value or to sell at an acceptable price, especially during times of market volatility or decline.

Because the Fund can invest up to 20% of its net assets in lower-grade securities, the Fund's credit risks are greater than those of funds that buy only investment-grade securities.

Main Risks of Foreign Investing. Foreign securities are subject to special risks. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company's operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those securities. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company's assets, or other political and economic factors. These risks may be greater for investments in developing or emerging market countries.

Special Risks of Developing and Emerging Markets. The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. The governments of developing and emerging market countries may also be more unstable than the governments of more developed countries. These countries generally have less developed securities markets or exchanges, and less developed legal and accounting systems. Securities may be more difficult to sell at an acceptable price and may be more volatile than securities in countries with more mature markets. The value of developing or emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company's assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in securities of issuers in developing or emerging market countries may be considered speculative.

Main Risks of Derivative Investments. Derivatives may involve significant risks. Derivatives may be more volatile than other types of investments, require the payment of premiums, can increase portfolio turnover, may be illiquid, and may not perform as expected. Derivatives are subject to counterparty risk and the Fund may lose money on a derivative investment if the issuer or counterparty fails to pay the amount due. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. As a result of these risks, the Fund could realize little or no income or lose money from its investment, or a hedge might be unsuccessful. In addition, under new rules enacted and currently being implemented under U.S. financial reform legislation, certain over-the-counter derivatives are (or soon will be) required to be executed on a regulated market and cleared through a central clearing house counterparty. It is unclear how these regulatory changes will affect counterparty risk, and entering into a derivative transaction with a central clearing house counterparty may entail further risks and costs.

Who Is the Fund Designed For? The Fund is designed primarily for investors seeking total return from a fund that invests mainly in corporate bonds. Those investors should be willing to assume the credit risks of a fund that typically invests a significant amount of its assets in corporate debt securities and the price changes in those securities that can occur when interest rates change. The Fund is intended to be a long-term investment, not a short-term trading vehicle. The Fund is not a complete investment program and may not be appropriate for all investors. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance. The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance (for Class A shares) from calendar year to calendar year and by showing how the Fund's average annual returns for the periods of time shown in the table compare with those of a broad measure of market performance. The Fund's past investment performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More recent performance information is available by calling the toll-free number on the back of this prospectus and on the Fund's website:
https://www.oppenheimerfunds.com/fund/CorporateBondFund

Sales charges and taxes are not included and the returns would be lower if they were. During the period shown, the highest return for a calendar quarter was 4.89% (3rd Qtr 12) and the lowest was 1.15% (3rd Qtr 11). For the period from January 1, 2013 to September 30, 2013, the cumulative return before sales charges and taxes was -1.19%.

The following table shows the average annual total returns for each class of the Fund's shares. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Your actual after-tax returns, depending on your individual tax situation, may differ from those shown and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.

      Performance information for Class I shares will be provided after those shares have one full calendar year of performance.

Average Annual Total Returns for the periods ended December 31, 2012
	1 Year	5 Years (or life of class, if less)
Class A Shares (inception 8/2/10)
Return Before Taxes	7.57%	6.86%
Return After Taxes on Distributions	5.98%	5.24%
Return After Taxes on Distributions and Sale of Fund Shares	4.95%	4.91%
Class C Shares (inception 8/2/10)	11.08%	8.04%
Class N Shares (inception 8/2/10)	11.65%	8.63%
Class Y Shares (inception 8/2/10)	13.12%	9.14%
Barclays U.S. Aggregate Bond Index	4.22%	4.99%*
(reflects no deduction for fees, expenses or taxes)

* From 7/31/10.

Investment Adviser. OFI Global Asset Management, Inc. (the "Manager") is the Fund's investment adviser.  OppenheimerFunds, Inc. (the "Sub-Adviser") is its sub-adviser.

Portfolio Manager. Krishna Memani has been Vice President and portfolio manager of the Fund since its inception.

Purchase and Sale of Fund Shares. You can buy most classes of Fund shares with a minimum initial investment of $1,000 and make additional investments with as little as $50. For certain investment plans and retirement accounts, the minimum initial investment is $500 and, for some, the minimum additional investment is $25. For certain fee based programs the minimum initial investment is $250. For Class I shares, the minimum initial investment is $5 million per account. The Class I share minimum initial investment will be waived for retirement plan service provider platforms.

Shares may be purchased through a financial intermediary or the Distributor and redeemed through a financial intermediary or the Transfer Agent on days the New York Stock Exchange is open for trading. Shareholders may purchase or redeem shares by mail, through the website at www.oppenheimerfunds.com or by calling 1.800.225.5677.

Share transactions may be paid by check, by Federal Funds wire or directly from or into your bank account.

Taxes. If your shares are not held in a tax-deferred account, Fund distributions are subject to Federal income tax as ordinary income or as capital gains and they may also be subject to state or local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Sub-Adviser, or their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

For More Information About Oppenheimer Corporate Bond Fund

You can access the Fund's prospectus and SAI at https://www.oppenheimerfunds.com/fund/CorporateBondFund. You can also request additional information about the Fund or your account:

By Telephone:	Call OppenheimerFunds Services toll-free: 1.800.CALL OPP (225.5677)
By Mail:	For requests by mail: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270	For courier or express mail requests: OppenheimerFunds Services 12100 East Iliff Avenue, Suite 300 Aurora, Colorado 80014
On the Internet:	You can read or download information on the OppenheimerFunds website at: www.oppenheimerfunds.com
The Fund's shares are distributed by OppenheimerFunds Distributor, Inc.
PR1225.001.1113